SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of theSecurities and Exchange Act of 1934

Date of Report (date of earliest event reported) July 31, 2004

DDS TECHNOLOGIES USA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	1-15547	13-4253546

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 East Palmetto Park Road, Suite 510 Boca Raton, Florida 33432

(Address of principal executive office)

Registrant’s telephone number, including area code (561) 750-4450

Item 5. Other Events.

The Company entered into a Memorandum of Understanding, dated July 31, 2004, with Umberto Manola (“Manola”), Haras Engineering Corp. (“HEC”), High Speed Fragmentation B.V. (“HSF”), and Intel Trust S.A. (“Intel”). A copy of the Memorandum of Understanding is attached to this Current Report on Form 8-K as Exhibit 10.1. Manola is the inventor of the technology known as “dry disaggregation” (the “Technology”) as described and claimed in the U.S. and corresponding foreign patent filings directed to the Technology titled “A Longitudinal Micrometric Separator for Classifying Solid Particulate Materials” (the “Patents”). Pursuant to the terms of the Memorandum of Understanding, HSF agreed to pay Manola 100,000 euros as consideration for the transfer by Manola of ownership of the Technology and the Patents to HSF, free and clear of any claim or lien. Manola and HSF agreed that ownership of the Technology, Patent and all related rights would subsequently be transferred to the Company. The Company will execute and deliver to Manola a general release on behalf of the Company releasing Manola from the claims the Company has alleged against him in the complaint it filed on July 26, 2004 in the United States District Court for the Southern District of Florida, Miami Division. Manola will execute and deliver a reciprocal release in favor of the Company.

Pursuant to the Memorandum of Understanding, dated July 31, 2004, filed herewith, and the Memorandum of Understanding, dated July 31, 2004, by and among the Company, Giancarlo Lo Fiego and Adriano Zapparoli, attached as an Exhibit to the Company’s Form 8-K filed on August 4, 2004, the Company has now obtained executed patent assignments from Manola as well as prior assignees/licensees HSF, HEC and D.D.S. Technologies, Ltd. assigning to the Company all rights in and to the Technology and the Patents and all other corresponding patent rights that are or may be secured under the laws of the United States or any other foreign jurisdiction. A copy of the patent assignments are attached to this Current Report on Form 8-K as Exhibits 10.2, 10.3, 10.4 and 10.5. The Company is proceeding to record the patent assignments in the United States Patent and Trademark Office and in the corresponding offices in the foreign jurisdictions where the Patents have been applied for or obtained.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

 (c) Exhibits.

10.1   Memorandum of Understanding among the Company, Umberto Manola, Haras Engineering Corp., High Speed Fragmentation B.V., and Intel Trust S.A.
10.2   Patent Assignment from Umberto Manola to the Company.
10.3   Patent Assignment from High Speed Fragmentation B.V. to the Company.
10.4   Patent Assignment from Haras Engineering Corp. to the Company.
10.5   Patent Assignment from D.D.S. Technologies, Ltd. to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DDS TECHNOLOGIES USA, INC.

Date: August 19, 2004	By:	/s/ Spencer L. Sterling
Name: Spencer L. Sterling
Title: President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Exhibit Title
10.1	Memorandum of Understanding among the Company, Umberto Manola, Haras Engineering Corp., High Speed Fragmentation B.V., and Intel Trust S.A.
10.2	Patent Assignment from Umberto Manola to the Company
10.3	Patent Assignment from High Speed Fragmentation B.V. to the Company
10.4	Patent Assignment from Haras Engineering Corp. to the Company
10.5	Patent Assignment from D.D.S. Technologies, Ltd. to the Company